UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2012

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On July 26, 2012, Occidental Petroleum Corporation released information regarding its results of operations for the three and six months ended June 30, 2012.  The exhibits to this Form 8-K and the information set forth in this Item 2.02 are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition.  The full text of the press release is attached to this report as Exhibit 99.1.  The full text of the speeches given by James M. Lienert and Stephen Chazen are attached to this report as Exhibit 99.2.  Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3.  Earnings Conference Call Slides are attached to this report as Exhibit 99.4.  Forward-Looking Statements Disclosure for Earnings Release Presentation Materials is attached to this report as Exhibit 99.5.  The information in this Item 2.02 and Exhibits 99.1 through 99.5, inclusive, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01.  Other Events

On July 26, 2012, Occidental Petroleum Corporation announced net income of $1.3 billion ($1.64 per diluted share) for the second quarter of 2012, compared with the second quarter of 2011 net income of $1.8 billion ($2.23 per diluted share).

Oil and Gas

Oil and gas segment earnings were $2.0 billion for the second quarter of 2012, compared with $2.6 billion for the second quarter of 2011.  Lower oil and gas prices, higher operating costs and higher DD&A rates in the second quarter of 2012 were partially offset by higher volumes.

For the second quarter of 2012, daily oil and gas production volumes averaged 766,000 barrels of oil equivalent (BOE), compared with 715,000 BOE in the second quarter of 2011.

The second quarter 2012 production increase resulted from 38,000 BOE per day higher domestic volumes and a 13,000 BOE per day increase in the Middle East/North Africa.

Daily sales volumes increased from 705,000 BOE in the second quarter of 2011 to 759,000 BOE in the second quarter of 2012.

Oxy’s realized price for worldwide crude oil was $99.34 per barrel for the second quarter of 2012, compared with $103.12 per barrel for the second quarter of 2011. The second quarter of 2012 realized oil price represents 106 percent of the average WTI and 91 percent of the average Brent price for the quarter. Worldwide NGL prices were $42.06 per barrel in the second quarter of 2012, compared with $57.67 per barrel in the second quarter of 2011. Domestic gas prices decreased 51 percent from $4.27 per MCF in the second quarter of 2011 to $2.09 per MCF for the second quarter of 2012.

Second quarter 2012 realized prices were also lower than first quarter 2012 prices for all our products.  On a sequential quarterly basis, price decreases were 8 percent for worldwide crude oil, 20 percent for worldwide NGLs and 26 percent for domestic natural gas.

Chemicals

Chemical segment earnings for the second quarter of 2012 were $194 million, compared with $253 million in the second quarter of 2011.  The year-over-year decrease was the result of lower domestic and export caustic volumes, lower vinyl chloride monomer (VCM) export demand, and lower polyvinyl chloride and VCM export prices, partially offset by lower natural gas and ethylene costs.

Midstream, Marketing and Other

Midstream segment earnings were $77 million for the second quarter of 2012, compared with $187 million for the second quarter of 2011. The results predominantly reflect lower margins in the marketing and trading businesses and the gas processing businesses, partially offset by higher income in the pipeline businesses.

SIX-MONTH RESULTS

Year-to-date 2012 core income was $2.9 billion ($3.56 per diluted share), compared with $3.4 billion ($4.19 per diluted share) for the same period in 2011.  Net income for the first six months of 2012 was $2.9 billion ($3.55 per diluted share), compared with $3.4 billion ($4.13 per diluted share) for the same period in 2011.

Oil and Gas

Oil and gas segment earnings were $4.5 billion for the six months of 2012, compared with $5.1 billion for the same period of 2011.  The $600 million decrease in the 2012 results reflected lower NGL and natural gas prices, higher operating costs and higher DD&A rates, partially offset by higher oil prices and increased volumes.

Oil and gas production volumes for the six months were 760,000 BOE per day for 2012, compared with 723,000 BOE per day for the 2011 period.  Year-over-year, our domestic production increased by 11 percent, while total production increased by 5 percent.  Higher year-over-year average oil prices and other factors affecting our production-sharing and similar contracts lowered our Middle East/North Africa and Long Beach production by 7,000 BOE per day.

The six-month 2012 daily production volume increase resulted from 44,000 BOE higher domestic volumes, partially offset by lower volumes of 2,000 BOE in the Middle East/North Africa and 5,000 BOE in Latin America.

Daily sales volumes were 752,000 BOE in the first six months of 2012, compared with 717,000 BOE for 2011.

Oxy's realized prices improved for crude oil but declined for natural gas and NGLs on a year-over-year basis.  Worldwide crude oil prices were $103.63 per barrel for the six months of 2012, compared with $97.38 per barrel for the six months of 2011.  Worldwide NGL prices were $47.52 per barrel for the six months of 2012, compared with $55.38 per barrel in the six months of 2011.  Domestic gas prices declined 42 percent, from $4.24 per MCF in the six months of 2011 to $2.46 per MCF in the six months of 2012.

Chemicals

Chemical segment earnings were $378 million for the six months of 2012, compared with $472 million for the same period in 2011.  The 2012 six-month reduction was primarily a result of lower export volumes and prices due to the weakening economic conditions in Europe and Asia, partially offset by lower energy costs.

Midstream, Marketing and Other

Midstream segment earnings were $208 million for the six months of 2012, compared with $301 million for the same period in 2011.  The 2012 results reflect lower results in the marketing and trading business, the gas processing business and the power generation business, partially offset by improved results in the pipeline businesses.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; general domestic political and regulatory approval conditions; international political conditions; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; higher-than-expected costs; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters, political events or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as "estimate", "project", "predict", "will", "would", "should", "could", "may", "might", "anticipate", "plan", "intend", "believe", "expect", "aim", "goal", "target", "objective", "likely" or similar expressions that convey the uncertainty of future events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part 1, Item 1A "Risk Factors" of the 2011 Form 10-K.

Attachment 1

SUMMARY OF SEGMENT NET SALES AND EARNINGS

	Second Quarter		Six Months
($ millions, except per-share amounts)	2012	2011	2012	2011
SEGMENT NET SALES
Oil and Gas	$4,495	$4,591	$9,397	$8,958
Chemical	1,172	1,325	2,320	2,490
Midstream, Marketing and Other	262	441	655	853
Eliminations	(161)	(184)	(336)	(402)

Net Sales	$5,768	$6,173	$12,036	$11,899

SEGMENT EARNINGS
Oil and Gas (a)	$2,043	$2,624	$4,547	$5,092
Chemical	194	253	378	472
Midstream, Marketing and Other	77	187	208	301
	2,314	3,064	5,133	5,865

Unallocated Corporate Items
Interest expense, net (b)	(25)	(22)	(53)	(236)
Income taxes (c)	(875)	(1,111)	(2,014)	(2,165)
Other	(82)	(112)	(174)	(240)

Income from Continuing Operations	1,332	1,819	2,892	3,224
Discontinued operations, net (d)	(4)	(2)	(5)	142

NET INCOME	$1,328	$1,817	$2,887	$3,366

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$1.64	$2.23	$3.56	$3.96
Discontinued operations, net	-	-	(0.01)	0.18
	$1.64	$2.23	$3.55	$4.14

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$1.64	$2.23	$3.56	$3.96
Discontinued operations, net	-	-	(0.01)	0.17
	$1.64	$2.23	$3.55	$4.13
AVERAGE COMMON SHARES OUTSTANDING
BASIC	810.3	812.5	810.4	812.5
DILUTED	811.0	813.3	811.2	813.3

(a) Oil and Gas - The six months of 2011 include pre-tax charges of $35 million related to exploration write-offs in Libya and $29 million related to Colombia net worth tax.   Also, included in the six months of 2011 results is a pre-tax gain for sale of an interest in a Colombia pipeline of $22 million.

(b) Unallocated Corporate Items - Interest Expense, net - The six months of 2011 include a pre-tax charge of $163 million related to the premium on debt extinguishment.
(c) Unallocated Corporate Items - Taxes - The six months of 2011 include a net $21 million charge for out-of-period state income taxes.
(d) Discontinued Operations, net - The six months of 2011 include a $144 million after-tax gain from the sale of the Argentine operations.

Attachment 2

SUMMARY OF CAPITAL EXPENDITURES AND DD&A EXPENSE

	Second Quarter		Six Months
($ millions)	2012	2011	2012	2011
CAPITAL EXPENDITURES	$2,713	$1,633	$5,125	$2,958

DEPRECIATION, DEPLETION AND
AMORTIZATION OF ASSETS	$1,087	$839	$2,172	$1,729

Attachment 3

SUMMARY OF OPERATING STATISTICS - PRODUCTION

	Second Quarter		Six Months
	2012	2011	2012	2011
NET OIL, GAS AND LIQUIDS PRODUCTION PER DAY
United States
Crude Oil (MBBL)
California	88	78	87	77
Permian	138	132	139	132
Midcontinent and Other	23	16	20	15
Total	249	226	246	224

NGL (MBBL)
California	15	15	15	15
Permian	39	40	39	38
Midcontinent and Other	19	16	19	12
Total	73	71	73	65

Natural Gas (MMCF)
California	269	252	268	247
Permian	151	143	153	154
Midcontinent and Other	420	366	416	347
Total	840	761	837	748

Latin America
Crude Oil (MBBL) - Colombia	31	30	27	31

Natural Gas (MMCF) - Bolivia	14	16	14	16

Middle East / North Africa
Crude Oil (MBBL)
Bahrain	4	3	4	3
Dolphin	9	10	9	10
Oman	62	68	63	67
Qatar	74	68	73	72
Other	32	28	37	43
Total	181	177	186	195

NGL (MBBL)
Dolphin	9	11	9	10

Natural Gas (MMCF)
Bahrain	230	172	224	172
Dolphin	194	203	183	199
Oman	57	49	57	50
Total	481	424	464	421

Barrels of Oil Equivalent (MBOE)	766	715	760	723

Attachment 4

SUMMARY OF OPERATING STATISTICS - SALES

	Second Quarter		Six Months
	2012	2011	2012	2011
NET OIL, GAS AND LIQUIDS SALES PER DAY

United States
Crude Oil (MBBL)	249	226	246	224
NGL (MBBL)	73	71	73	65
Natural Gas (MMCF)	835	761	835	748

Latin America
Crude Oil (MBBL) - Colombia	31	30	27	31

Natural Gas (MMCF) - Bolivia	14	16	14	16

Middle East / North Africa
Crude Oil (MBBL)
Bahrain	4	3	4	3
Dolphin	8	10	8	10
Oman	60	66	63	69
Qatar	73	65	71	71
Other	30	23	32	36
Total	175	167	178	189

NGL (MBBL)
Dolphin	9	11	9	10

Natural Gas (MMCF)	481	424	464	421

Barrels of Oil Equivalent (MBOE)	759	705	752	717

Attachment 5

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. Therefore, management uses a measure called "core results," which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core results is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

	Second Quarter
($ millions, except per-share amounts)	2012	Diluted EPS	2011	Diluted EPS
TOTAL REPORTED EARNINGS	$1,328	$1.64	$1,817	$2.23

Oil and Gas
Segment Earnings	$2,043		$2,624
Add:
No significant items affecting earnings	-		-

Segment Core Results	2,043		2,624

Chemicals
Segment Earnings	194		253
Add:
No significant items affecting earnings	-		-

Segment Core Results	194		253

Midstream, Marketing and Other
Segment Earnings	77		187
Add:
No significant items affecting earnings	-		-

Segment Core Results	77		187

Total Segment Core Results	2,314		3,064

Corporate
Corporate Results --
Non Segment *	(986)		(1,247)
Add:
Discontinued operations, net **	4		2

Corporate Core Results - Non Segment	(982)		(1,245)

TOTAL CORE RESULTS	$1,332	$1.64	$1,819	$2.23

* Interest expense, income taxes, G&A expense and other.
** Amounts shown after tax.

Attachment 6

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS (continued)

	Six Months
($ millions, except per-share amounts)	2012	Diluted EPS	2011	Diluted EPS
TOTAL REPORTED EARNINGS	$2,887	$3.55	$3,366	$4.13

Oil and Gas
Segment Earnings	$4,547		$5,092
Add:
Libya exploration write-off	-		35
Gain on sale of Colombia pipeline interest	-		(22)
Foreign tax	-		29

Segment Core Results	4,547		5,134

Chemicals
Segment Earnings	378		472
Add:
No significant items affecting earnings	-		-

Segment Core Results	378		472

Midstream, Marketing and Other
Segment Earnings	208		301
Add:
No significant items affecting earnings	-		-

Segment Core Results	208		301

Total Segment Core Results	5,133		5,907

Corporate
Corporate Results --
Non Segment *	(2,246)		(2,499)
Add:
Premium on debt extinguishments	-		163
State income tax charge	-		33
Tax effect of pre-tax adjustments	-		(50)
Discontinued operations, net **	5		(142)

Corporate Core Results - Non Segment	(2,241)		(2,495)

TOTAL CORE RESULTS	$2,892	$3.56	$3,412	$4.19

* Interest expense, income taxes, G&A expense and other
** Amounts shown after tax.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated July 26, 2012.

99.2	Full text of speeches given by James M. Lienert and Stephen Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 26, 2012	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

(d)	Exhibits

99.1	Press release dated July 26, 2012.

99.2	Full text of speeches given by James M. Lienert and Stephen Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.